UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             -----------------------


                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                       October 13, 2005 (October 7, 2005)


                        COMPOSITE TECHNOLOGY CORPORATION
             (Exact name of registrant as specified in its charter)


           Nevada                     000-10999                   59-2025386
           ------                     ----------                  ----------
State or other jurisdiction    (Commission File Number)         (IRS Employer
      of incorporation)                                      Identification No.)


                                2026 McGaw Avenue
                                Irvine, CA 92614
          (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code:  (949) 428-8500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

      On October 7, 2005, Composite Technology Corporation (the "Company") entered into a second amendment (the "Second Amendment") to a previously announced Securities Purchase Agreement dated September 23, 2005 and amended on October 3, 2005 (the Securities Purchase Agreement along with all amendments referred to herein as "Securities purchase Agreement") to sell $6 million principal amount of senior convertible notes (the "Notes"), whereby the parties agreed to a conversion price of $1.55; provided however, in the event the change in conversion price from $1.60 to $1.55 would result in the inability of the Bankruptcy Court to approve the Securities Purchase Agreement and the financing contemplated therein on October 11, 2005, then the conversion price shall remain $1.60 to enable the Bankruptcy Court to approve the Securities Purchase Agreement and the financing contemplated therein on October 11, 2005. The form of the Second Amendment is attached hereto as Exhibit 10.1.

      On October 11, 2005, Judge John E. Ryan of the U.S. Bankruptcy Court approved the placement of the Notes with a Conversion Price of $1.55.

      On October 12, 2005, the Company issued the press release attached hereto as Exhibit 99.1 regarding the approval of the placement of the Notes. The information that is set forth in the Company's press release dated October 12, 2005 is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities

Between October 5, 2005 and October 6, 2005, Composite Technology Corporation issued 407,300 shares of its common stock to one accredited investor upon the conversion of $680,191 of principal of Convertible Debentures at a conversion price of $1.67 per share. The Debentures were originally issued in August, 2004 and had been carried on the Company's balance sheet as long term debt prior to the conversion. The Company relied upon the exemption from registration as set forth in Section 4 (2) of the Securities Act for the issuance of these securities. The recipient took its securities for investment purposes without a view to distribution and had access to information concerning the Company and its business prospects, as required by the Securities Act. In addition, there was no general solicitation or advertising for the acquisition of these securities.

Item 9.01 Financial Statements and Exhibits

      (d)   Exhibits

      10.1  Second Amendment to Securities Purchase Agreement dated October 7,
            2005

      99.1 Press Release of Composite Technology Corporation, dated October 12, 2005

                                    SIGNATURE
                                    ---------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            COMPOSITE TECHNOLOGY CORPORATION
                                            (Registrant)


Date: October 13, 2005                      By:     /s/ Benton H Wilcoxon
                                                --------------------------------
                                                    Benton H Wilcoxon
                                                    Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit
Number     Description of Exhibit

10.1       Second Amendment to Securities Purchase Agreement dated
           October 7, 2005

99.1       Press Release of Composite Technology Corporation, dated
           October 12, 2005